Exhibit 99.1

Assertio Therapeutics Announces Third-Quarter 2018 Financial Results
-- Confirms Full-Year Net Sales Guidance Range for the Neurology Franchise --
-- Raises Full-Year Earnings Guidance and Confirms Adjusted EBITDA Guidance --
-- Amends and Strengthens Commercial Agreement with Collegium --
-- Confirms Regulatory Plan to File for FDA Approval of Cosyntropin Depot by Year End --

Lake Forest, Illinois, November 8, 2018 - Assertio Therapeutics, Inc. (NASDAQ: ASRT) today reported financial results for the quarter ended September 30, 2018, and provided an update on its business performance and strategic initiatives.

“Our third-quarter performance positions us well to achieve our neurology franchise net sales and adjusted EBITDA goals for the full year,” said Arthur Higgins, President and CEO of Assertio. “We remain focused on diversifying our commercial portfolio and advancing the development of cosyntropin depot, which we plan to file for FDA approval by year end. In addition, this year we’ve secured $97 million in non-dilutive cash, which improves our leverage position as we continue to focus on debt reduction. Lastly, and significantly, we amended and strengthened our commercial agreement with Collegium.”

Financial Highlights

•	Third-quarter GAAP net revenues of $77.5 million(1) or $81.2 million(1)(4) on a non-GAAP basis(4)

•	Third-quarter GAAP net income of $48.3 million

•	Third-quarter GAAP EPS of $0.65 per diluted share(2) and non-GAAP EPS of $0.42(3) per diluted share

•	Third-quarter non-GAAP adjusted EBITDA of $45.0 million(1)

•	Third-quarter ending cash and cash equivalents of $121.9 million(2)

Business Highlights

•
Strengthened NUCYNTA Collaboration with Collegium -  Extends Minimum Term; Annual Royalty Payments Through 2021: On November 8, 2018, the Company announced an amendment to the Commercialization Agreement with Collegium Pharmaceutical, Inc. relating to the NUCYNTA® franchise. The amendment strengthens the collaboration and further aligns the parties’ mutual interest in growing the franchise:

◦	Secures a minimum term of the Commercialization Agreement through at least December 31, 2021, prior to which Collegium may not terminate.

◦
Ensures that if annual net sales remain between $180 million to $233 million, the maximum financial impact per annum between the existing and amended agreement will never exceed $9 million for the next three years.

◦
Provides Assertio and its shareholders an opportunity to realize further value from a successful collaboration with Collegium’s issuance to Assertio of a four-year warrant to purchase $20 million of Collegium common stock at an exercise price of $19.20.

◦
Reduces Assertio’s ongoing costs and expenses relating to NUCYNTA beginning in 2019 by requiring Collegium to reimburse Assertio for minimum annual royalties payable to Grünenthal GmbH through 2021 and for certain other costs and expenses relating to the NUCYNTA franchise currently carried by Assertio.

◦	Compensates Assertio with a $5 million termination fee if Collegium terminates after December 31, 2021 and before December 31, 2022.

(1) Includes $20 million in cash received from PDL BioPharma..
(2)Includes $20 million in cash received from PDL BioPharma and a recognized gain of $62 million from the settlement agreement with Purdue Pharma L.P.
(3)All non-GAAP measures included in this earnings news release are reconciled to the attached corresponding GAAP measures in the schedules.
(4)The $81.2 million is calculated by adding an adjustment for the anticipated $3.7 million royalty payable to Grünenthal in accordance with our minimum royalty agreement to the GAAP net revenue of $77.5 million.

•
Confirmed Cosyntropin Depot Strategy: The Company continues to expect to file a New Drug Application with the U.S. Food and Drug Administration for cosyntropin depot by year end. The Company will be filing a 505(b)(2) application for a diagnostic indication. The Company believes this filing strategy is the most efficient and expeditious way to make available this important product to patients. As previously announced, Assertio and its development partner also began enrolling and dosing pediatric patients in a new clinical trial evaluating cosyntropin (synthetic ACTH Depot) for the treatment of infantile spasms, a specific seizure type present in infantile epilepsy syndrome, a rare pediatric disorder. Cosyntropin depot is a long-acting, alcohol-free synthetic ACTH analogue that the Company believes, if approved, will offer patients, physicians, and payers in the United States an important treatment alternative.

•
Settled Purdue Pharma Litigation: In the third quarter, the Company recognized a gain of $62 million related to its previously announced patent litigation settlement with Purdue Pharma L.P. The settlement resolves all pending claims relating to Purdue’s alleged infringement of certain of the Company’s patents in relation to Purdue’s commercialization of Oxycontin® (oxycodone hydrochloride-controlled release).

Under the terms of the settlement agreement, Purdue will pay Assertio a total of $62 million, of which $30 million in cash was paid on August 28, 2018 and an additional $32 million will be paid on February 1, 2019.

•
Monetized Royalty Stream: In the third quarter, the Company received $20 million in cash in connection with its sale to PDL BioPharma of the Company’s remaining interest in royalty payments payable under license agreements relating to the Company’s Acuform® technology in the Type 2 diabetes therapeutic area. Substantially all of the Company’s interest in such royalty payments were initially sold to PDL in 2013.

•
Completed Delaware Reincorporation, Corporate Headquarters Relocation and Name Change: In the third quarter, the Company completed its reincorporation from California to Delaware and changed its name from “Depomed, Inc.” to “Assertio Therapeutics, Inc.” In connection with the reincorporation and name change, the Company’s common stock began trading under a new ticker symbol “ASRT” and a new CUSIP number, 04545L 107, on August 15, 2018.

On August 15, 2018, the Company completed the relocation of its corporate headquarters from Newark, CA, to Lake Forest, IL. The relocation is consistent with the Company’s strategy to attract new pharmaceutical talent based in the Chicagoland area.

Additionally, the Company has entered into a sublease for the majority of its Newark facility and anticipates being able to sublease the remaining office space.

Revenue Summary
(in thousands, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017

Product sales, net:
Gralise	$14,630	$21,103	43,272	57,777
Cambia	10,365	8,164	24,870	23,862
Zipsor	4,441	3,232	13,175	12,286
Total neurology product sales, net	29,436	32,499	81,317	93,925

Nucynta products (1)	11	58,665	18,782	183,299
Lazanda (2)	(12)	4,040	528	13,239
Pharmacy benefit manager dispute reserve	—	—	—	(4,742)
Total product sales, net	29,435	95,204	100,627	285,721

Commercialization Agreement (3)
Commercialization rights and facilitation services, net	27,781	—	87,055	—
Revenue from transfer of inventory	—	—	55,705	—
Royalties and milestone revenue	20,277	209	25,784	596

Total revenues	$77,493	$95,413	$269,171	$286,317

(1)
The Company transitioned the commercial rights to sell NUCYNTA to Collegium on January 9, 2018. NUCYNTA product sales for the three months ended September 30, 2018 relate to sales reserve estimate adjustments. NUCYNTA product sales for the nine months ended September 30, 2018 reflect the Company's sales of NUCYNTA during a stub period between January 1st and January 8th, and also includes a $12.5 million benefit related to the release of sales reserves for which the Company is no longer financially responsible.

(2)	The Company divested Lazanda in November 2017. Product sales for the three and nine months ended September 30, 2018 relate to sales reserve estimate adjustments.

(3)
The Commercialization Agreement revenues for the nine months ended September 30, 2018 includes $87.1 million related to the commercialization rights and facilitation services provided to Collegium and $55.7 million related to the fair value of inventory transferred to Collegium. The $27.8 million of the Commercialization Agreement revenues recognized in the third quarter is net of a $3.7 million royalty payable to Grünenthal.

2018 Financial Guidance
The Company confirms its full-year net sales guidance range for the neurology franchise and its full-year adjusted EBITDA guidance ranges. The Company is raising its full-year net (loss)/income guidance to be within the range of $40 million to $50 million from the previous range of ($8) million to ($18) million related to the positive impact of the Purdue Pharma litigation settlement, offset by the impact of taxes.

(in millions)	Prior 2018 Guidance	Current 2018 Guidance
Neurology Franchise Net Sales	$105 to $110 million	$105 to $110 million
GAAP SG&A Expense	$118 to $128 million	$118 to $128 million
GAAP R&D Expense	$9 to $14 million	$9 to $14 million
Non-GAAP SG&A Expense	$100 to $110 million	$100 to $110 million
Non-GAAP R&D Expense	$7 to $12 million	$7 to $12 million
GAAP Net (Loss)/Income	($8) to ($18) million	$40 to $50 million*
Non-GAAP Adjusted EBITDA	$145 to $155 million	$145 to $155 million
*Connotes modified 2018 guidance

Conference Call and Webcast
Assertio will host a conference call today, Thursday, November 8, 2018 beginning at 4:30 p.m. ET to discuss its results. This event can be accessed in three ways:

•	From the Assertio website: http://investor.assertiotx.com. Please access the website 15 minutes prior to the start of the call to download and install any necessary audio software.

•	By telephone: Participants can access the call by dialing (844) 839-0046 (United States) or (857) 270-6032 (International) referencing Conference ID 2462479.

•	By replay: A replay of the webcast will be located under the Investor Relations section of Assertio's website approximately two hours after the conclusion of the live call.

About Assertio Therapeutics, Inc.
Assertio Therapeutics is committed to providing responsible solutions to advance patient care in the Company’s core areas of neurology, orphan and specialty medicines. Assertio currently markets three FDA-approved products and continues to identify, license and develop new products that offer enhanced options for patients that may be under served by existing therapies. To learn more about Assertio, visit www.assertiotx.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
The statements that are not historical facts contained in this release are forward-looking statements that involve risks and uncertainties including, but not limited to, the commercialization of Gralise, CAMBIA, and Zipsor, royalties associated with Collegium’s commercialization of NUCYNTA and NUCYNTA ER, regulatory approval and clinical development of cosyntropin depot, Assertio’s financial outlook for 2018 and expectations regarding financial results and potential business opportunities and other risks detailed in the Company’s Securities and Exchange Commission filings, including the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The inclusion of forward-looking statements should not be regarded as a representation that any of the Company’s plans or objectives will be achieved. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Investor and Media Contact:
John B. Thomas
SVP, Investor Relations and Corporate Communications
jthomas@assertiotx.com

Non-GAAP Financial Measures
To supplement the Company’s financial results presented on a U.S. generally accepted accounting principles (GAAP) basis, the Company has included information about non-GAAP revenue, non-GAAP adjusted earnings, non-GAAP adjusted earnings per share, non-GAAP adjusted EBITDA and other non-GAAP financial measures as useful operating metrics. The Company believes that the presentation of these non-GAAP financial measures, when viewed with results under GAAP and the accompanying reconciliation, provides supplementary information to analysts, investors, lenders, and the Company’s management in assessing the Company’s performance and results from period to period. The Company uses these non-GAAP measures internally to understand, manage and evaluate the Company’s performance, and in part, in the determination of bonuses for executive officers and employees. These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.

Specified Items
Non-GAAP measures presented within this release exclude specified items. The Company considers specified Items to be significant income/expense items not indicative of current operations, including the related tax effect. Specified items include non-cash adjustment to Collegium agreement revenue and cost of sales, release of NUCYNTA and Lazanda sales reserves for products the Company is no longer selling, interest income, interest expense, amortization, acquired in-process research and development and non-cash adjustments related to product acquisitions, stock-based compensation expense, non-cash interest expense related to debt, depreciation, taxes, transaction costs, CEO transition, restructuring costs, adjustments to net sales related to reserves recorded prior to the Company’s exit of opioid commercialization activities, legal costs and expenses incurred in connection with opioid-related litigation, investigations and regulations pertaining to the company’s historical commercialization of opioid products, certain types of legal settlements, disputes, fees and costs, and to adjust for the tax effect related to each of the non-GAAP adjustments.

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(unaudited)		(unaudited)
Revenues:
Product sales, net	$29,435	$95,204	$100,627	$285,721
Commercialization agreement, net	27,781	—	142,760	—
Royalties and milestones	20,277	209	25,784	596
Total revenues	77,493	95,413	269,171	286,317

Costs and expenses:
Cost of sales (excluding amortization of intangible assets)	2,975	17,396	17,772	54,895
Research and development expenses	2,127	1,761	5,835	12,459
Selling, general and administrative expenses	33,409	48,850	93,750	147,379
Amortization of intangible assets	25,443	25,734	76,331	77,204
Restructuring charges	3,911	434	18,742	3,875
Total costs and expenses	67,865	94,175	212,430	295,812

Income/(loss) from operations	9,628	1,238	56,741	(9,495)
Litigation Settlement	62,000	—	62,000	—
Interest and other income	677	72	973	604
Loss on prepayment of Senior Notes	—	—	—	(5,364)
Interest expense	(17,190)	(17,815)	(52,268)	(55,697)
Benefit (expense) from income taxes	(6,845)	513	(6,400)	560
Net income/(loss)	$48,270	$(15,992)	$61,046	$(69,392)

Basic net income (loss) per share	$0.76	$(0.25)	$0.96	$(1.11)
Diluted net income (loss) per share	$0.65	$(0.25)	$0.93	$(1.11)
Basic shares used in calculation	63,917	62,997	63,714	62,556
Diluted shares used in calculation	82,690	62,997	82,282	62,556

CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30, 2018	December 31, 2017

Cash, cash equivalents and marketable securities	121,904	128,089
Accounts receivable	43,912	72,482
Inventories	4,255	13,042
Property and equipment, net	11,808	13,024
Intangible assets, net	717,542	793,873
Prepaid and other assets	84,086	18,107
Total assets	983,507	1,038,617

Accounts payable	17,394	14,732
Income tax payable	—	126
Interest payable	10,260	13,220
Accrued liabilities	26,075	60,496
Accrued rebates, returns and discounts	80,913	135,828
Senior notes	302,466	357,220
Convertible notes	283,061	269,510
Contingent consideration liability	877	1,613
Other liabilities	20,052	16,364
Shareholders’ equity	242,409	169,508
Total liabilities and shareholders’ equity	983,507	1,038,617

Exhibit 99.1

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(unaudited)		(unaudited)

GAAP net income/(loss)	$48,270	$(15,992)	$61,046	$(69,392)
Commercialization agreement revenues (1)	2,862	—	(46,426)	—
Commercialization agreement cost of sales (1)	—	—	6,200	—
Nucynta sales reserve (2)	—	—	(10,711)	—
Nucynta and Lazanda revenue reserves (3)	2	—	(538)	—
Expenses for opioid-related litigation, investigations and regulations (4)	1,313	—	4,360	—
Managed care dispute reserve	—	—	—	4,742
Intangible amortization related to product acquisitions	25,443	25,734	76,331	77,204
Contingent consideration related to product acquisitions	(117)	(1,194)	(658)	(6,525)
Stock-based compensation	2,944	2,911	7,890	9,870
Purdue litigation settlement	(62,000)	—	(62,000)	—
Interest and other income	(677)	(72)	(973)	(332)
Interest expense	17,190	17,584	52,268	59,829
Depreciation	(1,252)	605	1,677	1,839
Provision for (benefit from) income taxes	6,845	(513)	6,400	(560)
Restructuring and related costs (5)	4,079	434	19,383	3,875
Other costs	75	612	123	3,142
Non-GAAP adjusted EBITDA	$44,977	$30,109	$114,372	$83,692

(1) Adjustment for the non-cash value assigned to inventory transferred to Collegium.

(2) Represents a $12.5 million benefit related to the release of sales reserves for which the Company is no longer financially responsible, net of $1.8 million in royalties payable to Grünenthal.

(3) Removal of the impact of revenue adjustment estimates related to products that we are no longer commercializing.

(4) Legal costs/expenses related to opioid-related litigation, investigations and regulations pertaining to the Company’s historical commercialization of opioid products.

(5) Restructuring and other costs represents non-recurring costs associated with the Company’s restructuring, reincorporation, headquarters relocation and CEO transition.

RECONCILIATION OF GAAP NET INCOME/(LOSS) TO NON-GAAP ADJUSTED EARNINGS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(unaudited)		(unaudited)

GAAP net income/(loss)	$48,270	$(15,992)	$61,046	$(69,392)
Commercialization agreement revenues (1)	2,862	—	(46,426)	—
Commercialization agreement cost of sales (1)	—	—	6,200	—
Nucynta sales reserve (2)	—	—	(10,711)	$—
Non-cash interest expense on debt	5,490	4,839	16,298	15,613
Nucynta and Lazanda revenue reserves (3)	2	—	(538)	—
Managed care dispute reserve	—	—	—	4,742
Expenses for opioid-related litigation, investigations and regulations (4)	1,313	—	4,360	—
Purdue Settlement	(62,000)	—	(62,000)	—
Intangible amortization related to product acquisitions	25,443	25,734	76,331	77,204
Contingent consideration related to product acquisitions	(117)	(1,194)	(658)	(6,525)
Stock-based compensation	2,944	2,911	7,890	9,870
Restructuring and related costs (5)	4,079	434	19,383	3,875
Valuation allowance on deferred tax assets	—	4,172	—	19,274
Other costs	75	612	123	3,142
Income tax effect of non-GAAP adjustments (6)	4,551	(11,846)	(1,159)	(38,249)
Non-GAAP adjusted earnings	$32,912	$9,670	$70,139	$19,554
Add interest expense of convertible debt, net of tax (7)	1,704	1,348	5,110	2,695
Numerator	$34,616	$11,018	$75,249	$22,249
Shares used in calculation (7)	82,690	81,376	82,282	81,607
Non-GAAP adjusted earnings per share	$0.42	$0.14	$0.91	$0.27

(1) Adjustment for the non-cash value assigned to inventory transferred to Collegium.

(2) Represents a $12.5 million benefit related to the release of sales reserves for which the Company is no longer financially responsible, net of $1.8 million in royalties payable to Grünenthal.

(3) Removal of the impact of revenue adjustment estimates related to products that we are no longer commercializing.

(4) Legal costs/expenses related to opioid-related litigation, investigations and regulations pertaining to the Company’s historical commercialization of opioid products.

(5) Restructuring and other costs represents non-recurring costs associated with the Company’s restructuring, reincorporation, headquarters relocation and CEO transition.

(6) Calculated by taking the pre-tax non-GAAP adjustments and applying the statutory tax rate.

(7) The Company uses the if-converted method to compute diluted earnings per share with respect to its convertible debt.

RECONCILIATION OF GAAP NET LOSS PER SHARE TO NON-GAAP ADJUSTED EARNINGS PER SHARE
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017

GAAP net income/(loss) per share	0.76	(0.25)	0.96	(1.11)
Conversion from basic shares to diluted shares	(0.17)	0.06	(0.22)	0.26
Commercialization agreement revenues	0.03	—	(0.57)	—
Commercialization agreement cost of sales	—	—	0.08	—
Nucynta sales reserve	—	—	(0.13)	—
Non-cash interest expense on debt	0.07	0.06	0.20	0.19
Nucynta and Lazanda revenue reserves	—	—	(0.01)	—
Managed care dispute reserve	—	—	—	0.06
Expenses for opioid-related litigation, investigations and regulations	0.01	—	0.05	—
Litigation settlement	(0.75)	—	(0.75)	—
Intangible amortization related to product acquisitions	0.31	0.32	0.92	0.95
Contingent consideration related to product acquisitions	—	(0.01)	—	(0.08)
Stock based compensation	0.03	0.04	0.10	0.12
Restructuring and related costs	0.05	0.02	0.23	0.09
Valuation allowance on deferred tax assets	—	0.05	—	0.24
Income tax effect of non-GAAP adjustments	0.06	(0.15)	(0.01)	(0.47)
Add interest expense of convertible debt, net of tax	0.02	0.02	0.06	0.03
Non-GAAP adjusted earnings per share	0.42	0.14	0.91	0.27

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION
For the three months ended September 30, 2018
(in thousands)
(unaudited)

	Commercialization agreement revenues	Product Sales	Royalties and milestones	Cost of sales	Research and development expense	Selling, general and administrative expense	Restructuring Charges	Amortization of intangible assets	Interest expense	Other Income	Provision for (benefit from) income taxes
GAAP as reported	$27,781	$29,435	$20,277	$2,975	$2,127	$33,409	$3,911	$25,443	$(17,190)	$62,677	$(6,845)
Commercialization agreement revenues and cost of sales	2,862	—	—	—	—	—	—	—	—	—	—
Nucynta sales reserve	—	—	—	—	—	—	—	—	—	—	—
Non-cash interest expense on debt	—	—	—	—	—	—	—	—	5,490	—	—
Nucynta and Lazanda revenue reserves	—	2	—	—	—	—	—	—	—	—	—
Expenses for opioid-related litigation, investigations and regulations	—	—	—	—	—	(1,313)	—	—	—	—	—
Intangible amortization related to product acquisitions	—	—	—	—	—	—	—	(25,443)	—	—	—
Contingent consideration related to product acquisitions	—	—	—	—	—	117	—	—	—	—	—
Stock based compensation	—	—	—	—	(270)	(2,674)	173	—	—	—	—
Restructuring and other costs	—	—	—	—	—	(168)	(4,084)	—	—	—	—
Other costs	—	—	—	—	—	(75)	—	—	—	—	—
Purdue litigation settlement	—	—	—	—	—	—	—	—	—	(62,000)	—
Income tax effect of non-GAAP adjustments	—	—	—	—	—	—	—	—	—	—	4,551
Non-GAAP adjusted	$30,643	$29,437	$20,277	$2,975	$1,857	$29,296	$—	$—	$(11,700)	$677	$(2,294)

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION
For the nine months ended September 30, 2018
(in thousands)
(unaudited)

	Commercialization agreement revenues	Product Sales	Royalties and milestones	Cost of sales	Research and development expense	Selling, general and administrative expense	Restructuring Charges	Amortization of intangible assets	Interest expense	Other Income	Provision for (benefit from) income taxes
GAAP as reported	$142,760	$100,627	$25,784	$17,772	$5,835	$93,750	$18,742	$76,331	$(52,268)	$62,973	$(6,400)
Commercialization agreement revenues and cost of sales	(46,426)	—	—	(6,200)	—	—	—	—	—	—	—
Nucynta sales reserve	—	(10,711)	—	—	—	—	—	—		—	—
Non-cash interest expense on debt	—	—	—	—	—	—	—	—	16,298	—	—
Nucynta and Lazanda revenue reserves	—	(538)	—	—	—	—	—	—	—	—	—
Expenses for opioid-related litigation, investigations and regulations	—	—	—	—	—	(4,360)	—	—	—	—	—
Intangible amortization related to product acquisitions	—	—	—	—	—		—	(76,331)	—	—	—
Contingent consideration related to product acquisitions	—	—	—	—	—	658	—	—	—	—	—
Stock based compensation	—	—	—	(30)	(337)	(7,523)	(2,385)	—	—	—	—
Restructuring and other costs	—	—	—	—	—	(641)	(16,357)	—	—	—	—
Other costs	—	—	—	—	—	(123)	—	—	—	—	—
Purdue litigation settlement	—	—	—	—	—	—	—	—	—	(62,000)	—
Income tax effect of non-GAAP adjustments			—	—	—	—	—	—	—		(1,159)
Non-GAAP adjusted	$96,334	$89,378	$25,784	$11,542	$5,498	$81,761	$—	$—	$(35,970)	$973	$(7,559)

FULL-YEAR 2018 NON-GAAP GUIDANCE RECONCILATION
(in millions)
(unaudited)

	Full Year 2018 Guidance
	Earnings(1)		R&D		SG&A
	Low End	High End	Low End	High End	Low End	High End
GAAP	$40	$50	$9	$14	$118	$128
Specified Items(2)	$105	$105	$(2)	$(2)	$(18)	$(18)
Non-GAAP	$145	$155	$7	$12	$100	$110

(1) GAAP net income guidance refers to GAAP net income and non-GAAP earnings guidance refers to non-GAAP adjusted EBITDA.

(2) For purposes of this forward-looking reconciliation, a description of the categories of specified items included in this reconciliation are detailed in the tables above.